Exhibit 10.11

Execution Version

WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 3 (this “Amendment No. 3”), dated as of September 24, 2019, made by and among Syneron Medical Ltd, a company formed under the laws of the State of Israel (the “Israeli Borrower”), Syneron, Inc., a Delaware corporation (the “U.S. Borrower” and, together with the Israeli Borrower, the “Borrower”), Lupert Ltd, a company formed under the laws of the State of Israel (“Lupert”) and Candela Holdings, LLC, a Delaware limited liability company (“Holdings”), ING Capital LLC (“ING”), as Administrative Agent (the “Administrative Agent”), and each lender party hereto, amends the Credit Agreement, dated as of September 20, 2017, (as amended by that certain Amendment No. 1, dated as of October 8, 2017, and that certain Amendment No. 2, dated as of July 18, 2018, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time, the “Existing Credit Agreement”) among Holdings, the Borrower, Lupert, ING as Administrative Agent and Collateral Agent and each Lender from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

PRELIMINARY STATEMENTS:

(1) Holdings, the Borrower, the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are party to the Existing Credit Agreement.

(2) Pursuant to Section 6.01(a) of the Credit Agreement, Holdings, the U.S. Borrower and the Israeli Borrower are required to deliver certain financial statements (the “Financial Statements”) to the Administrative Agent for prompt distribution to each Lender within 120 days after the end of each fiscal year.

(3) Pursuant to that certain Consent Letter, dated April 30, 2019, the Required Lenders consented to extend the deadline for delivery of such Financial Statements for the fiscal year ending December 31, 2018 until June 14, 2019.

(4) Pursuant to that certain Consent Letter, dated June 14, 2019, the Required Lenders consented to extend the deadline for delivery of the Financial Statements until July 15, 2019 (the “Extended Deadline”).

(5) Holdings and the Borrower delivered to the Agent and Lenders the Financial Statements of Holdings required pursuant to Section 6.01(a)(i) and certain other financial statements of the Borrower prior to the Extended Deadline but failed to deliver the audited financial statements of the U.S. Borrower and the audited financial statements of the Israeli Borrower required under Section 6.01(a)(ii) and Section 6.01(a)(iii) of the Existing Credit Agreement by the Extended Deadline.

(6) The Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed to, certain waivers and amendments to the Existing Credit Agreement provisions regarding the delivery of the financial statements of the U.S. Borrower, the Israeli Borrower and Lupert under Section 6.01(a) of the Existing Credit Agreement, as set forth below.

(7) The Administrative Agent, Holdings, Lupert, the Borrower, and the Lenders party hereto desire to memorialize the terms of this Amendment No. 3 and make the waivers and amendments as set forth herein in accordance with Section 10.01 of the Existing Credit Agreement, with such amendments to become effective at the Amendment No. 3 Effective Date (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Waiver and Consent. Effective as of the Amendment No. 3 Effective Date, the Lenders constituting the Required Lenders hereby (x) waive any Default and/or Event of Default arising on account of the Borrower’s failure to deliver the Financial Statements of the U.S. Borrower and the Financial Statements of the Israeli Borrower fiscal year ending December 31, 2018 by the Extended Deadline, (y) consent to extend the deadline to deliver (i) the audited Financial Statements of Israeli Borrower for the fiscal year ending December 31, 2018 to December 31, 2019, provided that Holdings shall also deliver (or cause to be delivered) the audited Financial Statements of Lupert for the fiscal year ending December 31, 2018 no later than December 31, 2019 and (ii) the audited Financial Statements of the Israeli Borrower for the fiscal year ending December 31, 2019 and onwards to a date not later than 270 days following the last day of each fiscal year, provided that Holdings shall deliver (or cause to be delivered) (A) the audited Financial Statements of Lupert for the fiscal year ending December 31, 2019 and onwards no later than the date that is 270 days following the last day of each fiscal year and (B) the unaudited Financial Statements of the Israeli Borrower and Lupert no later than 120 days following the last day of each fiscal year and (z) waive the requirement that Borrower deliver audited Financial Statements of U.S. Borrower for the fiscal year ending December 31, 2018, provided that the Borrower shall deliver (i) the unaudited Financial Statements of the U.S. Borrower for the fiscal year ending December 31, 2018 no later than December 31, 2019 and (ii) the unaudited Financial Statements of the U.S. Borrower for the fiscal year ending December 31, 2019 and onwards to a date not later than 120 days after the end of each fiscal year.

The above consent and waiver is subject to Holdings continuing to provide its Financial Statements as detailed in Section 6.01 (a)(i) and 6.01 (b).

SECTION 2. Amendments.

Effective as of the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended as follows; provided that this Amendment No. 3 shall not constitute a novation of the Existing Credit Agreement (the “Amendments”):

(a) Section 6.01(a)(ii) of the Existing Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“(ii) commencing with the fiscal year ended December 31, 2017, immediately after signature thereof, but in any event within 120 days (or, in the case of the fiscal year ending December 31, 2017, 150 days) after the end of each fiscal year of the U.S. Borrower, an audited consolidated balance sheet of the U.S. Borrower as at the end of such fiscal year, and the related audited consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year (or, in lieu of such audited financial statements of the U.S. Borrower, a detailed reconciliation, reflecting such financial information for the U.S. Borrower), setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and except with respect to any such reconciliation, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall (i) be prepared in accordance with generally accepted auditing standards and (ii) not be subject to any “going concern” or like qualification or any qualification as to the scope of such audit; provided that the U.S. Borrower shall not be required to deliver the audited financial statements described in this paragraph if the U.S. Borrower shall have delivered to the Lenders no later than 120 days following the end of each fiscal year the unaudited financial statements of the U.S. Borrower;”

(b) Section 6.01(a)(iii) of the Existing Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“(iii) (x) commencing with the fiscal year ended December 31, 2017, no later than 270 days following the last day of each fiscal year of the Israeli Borrower and Israeli Holdings, an audited consolidated balance sheet of the Israeli Borrower and of Israeli Holdings as at the end of such fiscal year, and the related audited consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and except with respect to any such reconciliation, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall (i) be prepared in accordance with generally accepted auditing standards and (ii) not be subject to any “going concern” or like qualification or any qualification as to the scope of such audit; and (y) commencing with the fiscal year ending December 31, 2019 and every year after, not later than 120 following the last day of each fiscal year of Israeli Borrower and Israeli Holdings, an unaudited Financial Statement of the Israeli Borrower and Israeli Holdings; and”

SECTION 3. Representations of the Loan Parties. Each Loan Party hereby represents and warrants to the other parties hereto as of the Amendment No. 3 Effective Date that:

(a) This Amendment No. 3 has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b) The representations and warranties of the Borrower and each other Loan Party contained in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) After giving effect to this Amendment No. 3, the execution, delivery and performance by each Loan Party of this Amendment No. 3 and each other Loan Document to which such Person is a party, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) conflict with or contravene the terms of any of such Person’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien under (other than under the Loan Documents), or require any payment to be made under (1) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment or violation (but not creation of Liens) referred to in clause (ii) or (iii), to the extent that such conflict, breach, contravention or payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) At the time of and immediately after giving effect to this Amendment No. 3, no Default or Event of Default has occurred or is continuing or shall result from this Amendment No. 3, in each case, other than any Default and/or Event of Default waived pursuant to Section 1 hereof.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment No. 3 is subject to the satisfaction (or waiver) of the following conditions (the date of such satisfaction or waiver, the “Amendment No. 3 Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower, the Subsidiary Guarantors and the Lenders either (x) a counterpart of this Amendment No. 3 signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment No. 3 by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment No. 3.

(b) The Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of the Borrower dated as of the Amendment No. 3 Effective Date, to the effect set forth in Sections 3(b) and 3(d) hereof.

SECTION 5. Consent and Affirmation of the Guarantors. Each of the Guarantors, in its capacity as a guarantor under the Guaranty and a grantor under the other Collateral Documents,

hereby (i) consents to the execution, delivery and performance of this Amendment No. 3 and agrees that each of the Guaranty and the other Collateral Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 3 Effective Date, except that, on and after the Amendment No. 3 Effective Date, each reference to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as amended by this Amendment No. 3 and (ii) confirms that the Collateral Documents to which each of the Guarantors is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the Amendment No. 3 Effective Date, each reference in the Existing Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Existing Credit Agreement as amended by this Amendment No. 3. From and after the Amendment No. 3 Effective Date, this Amendment No. 3 shall be a Loan Document under the Existing Credit Agreement.

(b) The Collateral Documents and each other Loan Document, as specifically amended by this Amendment No. 3, if applicable, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective prior guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Collateral Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement. Without limiting the generality of the foregoing, each Loan Party reaffirms its obligations under the Collateral Documents to which it is a party and its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents and all of the Liens described therein do and shall continue in full force and effect to secure the payment of all Obligations, in each case, after giving effect to this Amendment No. 3.

(c) The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Amendment No. 3.

SECTION 8. Amendments; Headings; Severability. This Amendment No. 3 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment No. 3 and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment No. 3. Any provision of this Amendment No. 3 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9. Governing Law; Etc.

(a) THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.14 AND 10.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 10. No Novation. This Amendment No. 3 shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Collateral Documents or the other Loan Documents. The obligations outstanding under or of the Existing Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment No. 3 or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

SECTION 11. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02(a) of the Existing Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOLDINGS:

CANDELA HOLDINGS, LLC

By:	/s/ Andrew Shact
Name: Andrew Shact
Title: Assistant Treasurer

BORROWER:

SYNERON MEDICAL LTD

By:	/s/ Michael Johnson
Name: Michael Johnson
Title: Chief Financial Officer

By:	/s/ Rob Blood
Name: Rob Blood
Title: Secretary

SYNERON, INC.

By:	/s/ Andrew Shact
Name: Andrew Shact
Title: Treasurer

By:	/s/ Michael Johnson
Name: Michael Johnson
Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

GUARANTORS:

CANDELA CORPORATION

By:	/s/ Andrew Shact
Name: Andrew Shact
Title: Treasurer

LUPERT LTD

By:	/s/ Andrew Shact
Name: Andrew Shact
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and as Lender

By:	/s/ Andrew Isaacs
Name: Andrew Isaacs
Title: Director

By:	/s/ Stephen M. Nettler
Name: Stephen M. Nettler
Title: Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

HSBC BANK PLC ISRAEL BRANCH, as Lender

By:	/s/ Yafit Mudahi
Name: Yafit Mudahi
Title: Head of ISB

By:	/s/ Dalit Uri
Name: Dalit Uri
Title: Global Relationship Manager

[Signature Page to Amendment No. 3 to Credit Agreement]

COMERICA BANK, as Lender

By:	/s/ James Lentner
Name: James Lentner
Title: Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]